Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Consolidated Balance Sheets
Amortized cost	$ 38,727	$ 0
Ordinary shares par value	$ 0.0001	$ 0.0001
Ordinary shares authorized	800,000,000	800,000,000
Ordinary shares issued	187,452,495	185,613,662
Ordinary shares outstanding	187,452,495	185,613,662